UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2015

COCA-COLA ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-3487	27-2197395
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employee Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)
(678) 260-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As announced in our Form 8-K filed on August 11, 2015, our board of directors appointed Damian P. Gammell to serve as Chief Operating Officer of Coca-Cola Enterprises, Inc. This appointment became effective October 12, 2015, with the commencement of his employment with Coca-Cola Enterprises Ltd. on that date. The company has issued a press release announcing the commencement of Mr. Gammell's appointment, which is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

EXHIBIT
NUMBER         DESCRIPTION
99.1             Press Release dated October 12, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES, INC.
(Registrant)
Date: October 12, 2015	By:	/s/ SUZANNE N. FORLIDAS
	Name:	Suzanne N. Forlidas
	Title:	Vice President, Secretary and Deputy General Counsel

EXHIBIT LIST

EXHIBIT
NUMBER         DESCRIPTION

99.1             Press Release dated October 12, 2015

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